EXHIBIT 10.1

AMENDMENT TO THE FOURTH AMENDED AND RESTATED ABL CREDIT AGREEMENT dated as of September 27, 2017 (this “Amendment”), among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the CONSENTING LENDERS (as defined below) and JPMorgan Chase bank, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

A.The Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Fourth Amended and Restated ABL Credit Agreement dated as of June 14, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”).

B.Pursuant to Section 10.02 of the Credit Agreement, the consent of the Borrower and the Lenders who comprise at least the “Required Lenders” (as defined in the Credit Agreement) is required to effect this Amendment and the amendments set forth herein.

C.Subject to the terms and conditions set forth herein, each Person signing in the capacity of a “Lender” delivering an executed signature page to this Amendment to the Administrative Agent at or prior to [12:00 noon], New York City time, on September 27, 2017 (each such Person, or its successor or assigns, as applicable, a “Consenting Lender”) has consented to this Amendment and agreed to the amendments set forth in Section 2 below, which shall become effective upon the Amendment Effective Date (as defined below).

D.JPMorgan Chase Bank, N.A. has agreed to act as lead arranger and bookrunner (in such capacities, the “Lead Arranger”) in arranging this Amendment, which the Borrower acknowledges hereby.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:

SECTION 1.Defined Terms.  Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment mutatis mutandis.

SECTION 2.Amendment of the Credit Agreement. The Borrower, the Administrative Agent and the Consenting Lenders agree that, subject to the terms and conditions set forth herein, on the Amendment Effective Date:

(a)Section 1.01 of the Credit Agreement is hereby amended by replacing clause (a) of the definition of “Issuing Lender” with the following: “(a) each of JPMorgan Chase Bank, N.A. and Barclays Bank PLC, each in its capacity as an issuer of Letters of Credit (and each of their respective successors in such capacity as provided in Section 2.04(j)),”.

(b)Section 2.04(b) of the Credit Agreement is hereby amended by adding at the end of the first sentence of such Section 2.04(b) and immediately before the period: “; provided that,

Barclays Bank PLC, in its capacity as an Issuing Lender hereunder, shall only be obligated to issue standby Letters of Credit”.

(c)Section 2.04(c) of the Credit Agreement is hereby amended by replacing the reference to “$100,000,000” in such Section 2.04(c) with a reference to “$200,000,000”.

(d)Section 2.04(c) of the Credit Agreement is hereby further amended to add at the end thereof the following sentence:

JPMorgan Chase Bank, N.A. shall in no event be required to issue, amend, renew or extend any Letter of Credit if, after giving effect to such issuance, amendment, renewal or extension, the LC Exposure arising under all Letters of Credit issued by it would exceed $150,000,000 and Barclays Bank PLC shall in no event be required to issue, amend, renew or extend any Letter of Credit if, after giving effect to such issuance, amendment, renewal or extension, the LC Exposure arising under all Letters of Credit issued by it would exceed $50,000,000.

SECTION 3.Conditions to the Amendment Effective Date.  The “Amendment Effective Date” shall be the date on which the following conditions shall have been satisfied:

(a)The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) the Consenting Lenders who comprise at least the Required Lenders and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b)Immediately before and immediately after the Amendment Effective Date, (i) no Event of Default shall have occurred and be continuing and (ii) the representations and warranties (x) of each Credit Party set forth in the Financing Documents and (y) in Section 4 of this Amendment shall be true and correct in all material respects as of the Amendment Effective Date (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)).

(c)The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying that the conditions set forth in Section 3(b) of this Amendment have been satisfied.

(d)The Administrative Agent and the Lead Arranger shall have received on or prior to the Amendment Effective Date, in immediately available funds, payment or reimbursement (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment or reimbursement) of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including all reasonable invoiced fees and expenses of Cahill Gordon & Reindel llp, as counsel to the Administrative Agent and the Lead Arranger, to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date.

The Administrative Agent shall notify the Borrower, the Consenting Lenders and the other Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 4.Representations and Warranties.  By its execution of this Amendment, the Borrower hereby certifies as of the date hereof that:

(a)this Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing; and

(b)the execution, delivery and performance of this Amendment and the other documents executed in connection therewith (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (x) have been obtained or made and are in full force and effect, or (y) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (ii) will not violate any Applicable Laws with respect to the Borrower or the Organizational Documents of the Borrower, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate or result in a default under any contractual obligation to which the Borrower is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower (other than Permitted Liens).

SECTION 5.Liens Unimpaired.  After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a)impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b)requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 6.Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

SECTION 7.Entire Agreement.  This Amendment, the Fourth Amended and Restated Credit Agreement and the other Financing Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment and the Fourth Amended and Restated Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Financing Document to the “Credit Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Fourth Amended and

Restated Credit Agreement, as amended by this Amendment, and that this Amendment is a “Financing Document.”

SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

SECTION 9.Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 11.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized signatories as of the date first above written.

KINDRED HEALTHCARE, INC., as the Borrower

By:/s/ James T. Flowers

Name:  James T. Flowers

Title:    Senior Vice President, Corporate

Finance and Treasurer

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Dawn L. LeeLum

Name:  Dawn L. LeeLum
Title:    Executive Director

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

JP Morgan Chase Bank, N.A.  ,
as a Lender (type name of the legal entity)

By:/s/ Dawn L. LeeLum

Name: Dawn L. LeeLum
Title:    Executive Director

If a second signature is necessary:

By:_______

Name:

Title:

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

BOKF, NA dba BANK OF OKLAHOMA,
as a Lender

By:/s/ Christopher Rollmann

Name: Christopher Rollmann
Title:    Assistant Vice President

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a Lender

By:/s/ Catherine Chiavetta

Name: Catherine Chiavetta
Title:    Senior Vice President

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

BMO Harris Bank NA as a Lender

By:/s/ Sabrina Singh

Name: Sabrina Singh
Title:    Vice President

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

Healthcare Financial Solutions, LLC.       ,
as a Lender (type name of the legal entity)

By:/s/ Verleria King-Jones

Name: Verleria King-Jones
Title:    Duly Authorized Signatory

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:/s/ Frank Fazio

Name: Frank Fazio
Title:    Managing Director

By:/s/ Stephen R. Lapidus

Name: Stephen R. Lapidus
Title:    Director

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

Citibank, N.A.  ,
as a Lender

By:/s/ Christopher Marino

Name: Christopher Marino
Title:     Vice President and Director

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

BARCLAYS BANK PLC,
as a Lender

By:/s/ Marguerite Sutton

Name: Marguerite Sutton
Title:    Vice President

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

KeyBank National Association,
a national bank association, as a Lender

By:/s/ Robert T. Brown

Name: Robert T. Brown
Title:    Vice President

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

Wells Fargo Capital Finance, Inc.  ,
as a Lender (type name of the legal entity)

By:/s/ Dhaval Tejani

Name: Dhaval Tejani
Title:    Duly Authorized Signatory

If a second signature is necessary:

By:________

Name:

Title:

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

MORGAN STANLEY BANK, N.A.  ,
as a Lender

By:/s/ Alice Lee

Name: Alice Lee
Title:    Authorized Signatory

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

SunTrust Bank                                           ,
as a Lender (type name of the legal entity)

By:/s/ Virginia S. Singletary

Name: Virginia S. Singletary
Title:    VP

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the amendments set forth therein.

Whitney Bank  ,
as a Lender

By:/s/ Julie Varner

Name: Julie Varner
Title:    Senior Vice President

If a second signature is necessary:

By:_______

Name:

Title:

[Kindred – Signature Page to Amendment to the Fourth A&R ABL Credit Agreement]